UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2016

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 11, 2016, Fairway Group Holdings Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(3)(C) (the “Rule”) because the Company’s Class A common stock failed to maintain a minimum market value of publicly held shares of $15,000,000 for 30 consecutive business days from December 29, 2015 through February 10, 2016. The Notice has no immediate effect on the Nasdaq listing or trading of the Company’s Class A common stock.

The Company has 180 days, until August 9, 2016, to regain compliance with the Rule. If, at any time during this 180-day period, the market value of publicly held shares of the Company’s Class A common stock closes at $15,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide written confirmation to the Company that it has regained compliance with the Rule.

In the event the Company does not regain compliance with the Rule by August 9, 2016, it will receive written notification from Nasdaq that its Class A common stock is subject to delisting. Alternatively, the Company may consider whether to apply to transfer its Class A common stock to the Nasdaq Capital Market. The ability to transfer to the Nasdaq Capital Market would be dependent upon the Company meeting the applicable listing requirements for that exchange.

The Company intends to actively monitor the market value of publicly held shares of its Class A common stock between now and August 9, 2016, and will consider all available options. There can be no assurance that the Company will be able to regain compliance with the Nasdaq minimum value of publicly held shares requirement or maintain compliance with Nasdaq’s other listing requirements, including the bid price requirement.

As previously disclosed, the Company received a non-compliance notice from Nasdaq on January 7, 2016 with respect to the bid price requirement, in respect of which the Company must regain compliance by July 5, 2016 or its Class A common stock will be subject to delisting.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibit filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2015, which was filed with the Securities and Exchange Commission on May 26, 2015, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 16, 2016	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
	Name:	Edward C. Arditte
	Title:	Co-President and Chief Financial Officer